SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

May 12, 2010
Date of Report (Date of earliest event reported)

CLEAN POWER CONCEPTS INC.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File # 000-52035
(Commission File Number)

98-0490694
 (IRS Employer Identification Number)

1620 McAra Street, Regina, Saskatchewan, Canada S4N 6H6
(Address of principal executive offices)

306.546.8327
 (Issuer’s telephone number)

1207 Halifax Street, Regina, SK, Canada S4R 1T7
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 5 – CORPORATE GOVERANCE AND MANAGEMENT

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 12, 2010, Mr. Cory Turner was appointed as a Member of the Board of Directors of Clean Power Concepts Inc. (the “Company”). Mr. Turner is the former President and CEO, CFO and Director of the Company and currently also holds the position of Secretary and Treasurer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN POWER CONCEPTS, INC.

/s/ Michael Shenher
Michael Shenher,
President & CEO
Dated:  May 14, 2010